SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 10, 2009

                                 BIOCORAL, INC.

             (Exact name of Registrant as Specified in its Charter)




           Delaware                                              33-0601504
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)

38 rue Anatole France, 92594
Levallois Perret Cedex France        011-3314-757-9843                N/A
(Address of Issuer's principal   (Issuer's telephone number,       (Zip Code)
      executive offices)            including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.01 Changes in Registrant's Certifying Accountant.

On February 10, 2009, Biocoral, Inc. ("the Registrant") engaged Michael T. Studer CPA P.C ("Studer") as its new registered independent accountants. During the two most recent fiscal years and the interim periods preceding the engagement, the Registrant has not consulted with Studer regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K. The change of accountants was recommended and approved by Unanimous Written Consent of the board of directors of the Registrant dated as of February 10, 2009, pursuant to
Item 304(a)(1)(iii) of Regulation S-K.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2009

                                         BIOCORAL, INC.

                                         By: /s/ Nasser Nassiri
                                            -------------------
                                            Nasser Nassiri
                                            Chief Executive Officer and Chairman